SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

         This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "Second Amendment") is executed and effective (subject to the condition set forth in Section 7.6 below) on October 21, 1997, by and among (a) FINE HOST CORPORATION, a Delaware corporation, for itself and as agent for all of the Borrowers (as defined below)(hereinafter referred to as "Fine Host" when acting for itself and as the "Borrower Agent" when acting as agent for all of the Borrowers (including Fine Host)), (b) all of the Subsidiaries of Fine Host (other than the New Subsidiaries (as defined below))(said Subsidiaries, together with Fine Host and any and all other Subsidiaries which may hereafter become parties to the Loan Agreement (as defined below) are hereinafter sometimes referred to collectively as the "Borrowers" and each singly as a "Borrower"),
(c) VARIOUS BANKS AND OTHER FINANCIAL INSTITUTIONS which are parties to the Loan Agreement (hereinafter referred to collectively as the "Banks" and each singly as a "Bank"), (d) BANKBOSTON, N.A., a national banking association ("BankBoston"), as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and (e) USTRUST, a Massachusetts trust company
("USTrust"), as documentation agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents").

         All capitalized terms not defined herein but defined in that certain Fourth Amended and Restated Loan Agreement, dated as of July 30, 1997, by and among Fine Host, all of the Subsidiaries, the Banks, and the Agents, as amended by a certain First Amendment to Loan Agreement, dated as of August 14, 1997, by and among Fine Host, all of the Subsidiaries, the Banks, and the Agents (said Fourth Amended and Restated Loan Agreement, as so amended, is hereinafter referred to as the "Loan Agreement") shall have the meanings given to such terms in the Loan Agreement.

                             PRELIMINARY STATEMENTS

         WHEREAS, Fine Host intends to offer and sell certain Subordinated Convertible Notes due 2004, in the aggregate principal amount of up to Two Hundred Million and 00/100 Dollars ($200,000,000.00)(the "Subordinated Convertible Notes"), and to use a portion of the Net Proceeds therefrom to pay, on the Offering Completion Date, all of the outstanding Liabilities, all as more particularly described below; and

         WHEREAS, the Borrowers request that the Banks and the Agents amend the Loan Agreement to permit Fine Host to issue the Subordinated Convertible Notes; and

         WHEREAS, subject to the terms and conditions contained herein, the Banks and the Agents are willing to so amend the Loan Agreement;


         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Amendments To Loan Agreement.

                  1.1 Amendment to Subsection 1.1. The following definitions are inserted in subsection 1.1 of the Loan Agreement in the appropriate alphabetical order:

                           "'Consolidated  Senior  Debt'  means  at any  date of
                  determination, the sum of all of the outstanding Liabilities plus any other outstanding Indebtedness that is Senior Indebtedness (as such term is defined in the Indenture), all as determined as of such date on a consolidated basis in accordance with GAAP.

                           'Subordinated   Convertible   Notes'  means   certain
                  Subordinated Convertible Notes due 2004, of Fine Host, in the aggregate principal amount of not more than Two Hundred Million and 00/100 Dollars ($200,000,000.00)."

                           'Indenture'   means  that  certain  Indenture  to  be
                  entered into between Fine Host and The Bank of New York as trustee, providing for the issuance of the Subordinated Convertible Notes on substantially the terms set forth under the caption "Description of Notes" contained in the Preliminary Offering Memorandum, dated October 10, 1997 of Fine Host relating thereto, a copy of which Preliminary Offering Memorandum (the 'Offering Memorandum') has been delivered to each of the Banks and the Administrative Agent, as such Indenture may be amended, modified, supplemented, extended or restated, from time to time, in accordance with the provisions of subsection 7.14."

                  1.2 Amendment to Subsection 4.3(b). The following sentence is inserted at the end of clause (b) of subsection 4.3 of the Loan Agreement:

                  "As used herein, the term "combined companies" means (i) all of the Borrowers (including without limitation, any Subsidiary which pursuant to the provisions of Subsection 6.12(b) below, is required to become a Subsidiary Borrower) and (ii) the acquired business or target company, whichever is applicable."

                  1.3 Amendment to Subsection 7.1. Subsection 7.1 of the Loan Agreement is hereby amended as follows:

                  (a) Subsection 7.1(a) of the Loan Agreement is hereby amended and restated as follows:

                                    "(a) Ratio of Consolidated  Debt to Adjusted
                           Consolidated EBITDA. Permit for any period of four consecutive fiscal quarters (to be tested as of the last day of each fiscal quarter, commencing with the fiscal quarter ending December 31, 1997) the ratio of their Consolidated Debt for such period to their Adjusted Consolidated EBITDA for such period to be more than:

                                            (i) 5.0 to 1.00 as of the  last  day
                                    of the fiscal quarters ending December 31, 1997 and April 1, 1998 (provided, however, that the failure of the Borrowers to comply with such ratio during such period shall not constitute an Event of Default hereunder so long as during each such period, (x) there are no Guidance Loans outstanding, and (y) such ratio is not more than 5.4 to 1.00);

                                            (ii)  4.5 to 1.00 as of the last day
                                    of each of the fiscal  quarters  ending July
                                    1, 1998 and September 30, 1998; and

                                            (iii) 4.0 to 1.00 as of the last day
                                    of the fiscal quarter ending December 30, 1998 and at the end of each fiscal quarter thereafter."

                  (b) The following new Subsection 7.1(e) and the following new paragraph are inserted at the end of subsection 7.1 of the Loan Agreement:

                                    "(e) Ratio of  Consolidated  Senior  Debt to
                           Adjusted Consolidated EBITDA. Permit for any period of four consecutive fiscal quarters (to be tested as of the last day of each fiscal quarter, commencing with the fiscal quarter ending December 31, 1997) the ratio of their Consolidated Senior Debt for such period to their Adjusted Consolidated EBITDA for such period to be more than:

                                            (i)  2.75 to 1.00 as of the last day
                                    of  each  of  the  fiscal   quarters  ending
                                    December 31, 1997 and April 1, 1998;

                                            (ii) 2.50 to 1.00 as of the last day
                                    of each of the fiscal  quarters  ending July
                                    1, 1998 and September 30, 1998; and

                                            (iii)  2.25 to  1.00 as of the  last
                                    day of the fiscal  quarter  ending  December
                                    30, 1998 and at the end of each fiscal quarter thereafter.

                           All financial ratios and covenants in this subsection
                  7.1 which are tested as of the last day or at the end of any fiscal quarter shall be applicable at all times during the relevant period."

                  1.4 Amendment to Subsection 7.3. Subsection 7.3 of the Loan Agreement is hereby amended as follows:

                           (a) The word "and" at the end of clause (h) of subsection 7.3 of the Loan Agreement is deleted.

                           (b) The period at the end of clause (i) of subsection
                  7.3 of the Loan Agreement is deleted, and replaced with the following:

                           "; and (j) the  Indebtedness  of Fine Host  under the
                  Subordinated Convertible Notes."

                           1.5 Amendment to Subsection 7.14.  Subsection 7.14 of
                  the Loan Agreement is hereby amended as follows:

                           (a)  The  words   "(including   but  not  limited  to
                  Subordinated Debt)" contained in subsection 7.14 of the Loan Agreement are replaced with the following words:

                           "(including without limitation, (a) any of the Indebtedness evidenced by the Subordinated Convertible Notes, and (b) all of the Subordinated
                           Debt)".

                           (b) The  following  sentences are inserted at the end
                  of subsection 7.14 of the Loan Agreement:

                           "The foregoing provisions shall not apply to the conversion of Subordinated Convertible Notes, in accordance with their terms. Fine Host shall not amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Subordinated Convertible Notes or the Indenture (other than any such amendment, modification, change, consent or agreement which (i) would extend the maturity or reduce the amount of any payment of principal thereof or would reduce the rate or extend the date for payment of interest thereon or
                           (ii) does not adversely affect the interests of the Agents or the Banks hereunder or under the other Loan Documents)."

                           1.6  New   Subsection   7.14A.   The   following  new
                  subsection 7.14A is hereby inserted between subsections 7.14 and 7.15 of the Loan Agreement:


                           "7.14A.  No Violation of Subordination  Provisions by
                  Subsidiary Borrowers. No Subsidiary Borrower will directly or indirectly make any payment, or do any act with respect to any of the Subordinated Convertible Notes or the Subordinated Debt, which payment or act if made or done by Fine Host would violate or conflict with any of the subordination provisions contained in any of the agreements, notes, indentures (including the Indenture), documents, instruments and other writings that evidence or otherwise relate to the Subordinated Convertible Notes or the Subordinated Debt."

                           1.7 Amendment to Subsection  8.1.  Subsection  8.1 of
                  the Loan Agreement is hereby amended as follows:

                           (a) The word "or" at the end of clause (o) of subsection 8.1 of the Loan Agreement is hereby deleted.

                           (b) The period at the end of clause (p) of subsection
                  8.1 of the Loan Agreement is replaced with a semicolon, and the following new clauses are inserted immediately thereafter:

                                    "(q) Any  default  shall  exist and  remains
                           unwaived or uncured with respect to any of the Subordinated Convertible Notes if, as a result of such default, any holder of such a Subordinated Convertible Note, or the trustee under the Indenture, is entitled to cause any such Subordinated Convertible Note to become due prior to its stated date of maturity, or any of the Subordinated Convertible Notes shall not have been paid when due, whether by acceleration or otherwise, or shall have been declared to be due and payable prior to their stated maturity; or

                                    (r) The subordination  provisions  contained
                           in  the  Indenture   cease  to  be   enforceable   in
                           accordance with their terms."

         2. Use of Proceeds. The Net Proceeds from the Subordinated Convertible Notes shall be used by Fine Host as follows: (a) first, to prepay in full, on the Offering Completion Date, the entire outstanding balances of all of the Loans, all in accordance with the provisions of subsection 3.1 of the Loan Agreement, (b) second, to pay in full, on the Offering Completion Date, any and all other outstanding Liabilities (other than Liabilities in respect of outstanding Letters of Credit that have not been drawn), and (c) thereafter, for working capital, acquisitions and general corporate purposes of Fine Host.

         3. New Acquisitions. The Borrowers represent and warrant that, since the Closing Date, Fine Host has acquired all of the issued and outstanding shares of capital stock of the following corporations (collectively, "New Subsidiaries"): (a) Statewide Industrial Catering, Inc., a New York corporation,
(b) Best, Inc., a Minnesota corporation, (c) Total Food Service Direction, Inc., a Florida corporation, and (d) Global Food Services, Inc., a Florida corporation. The Borrowers will cause each of the New Subsidiaries to comply timely and fully with the requirements of subsection 6.12(b) of the Loan Agreement. The Borrowers hereby further represent and warrant that if, effective as of the date hereof, each of the New Subsidiaries were to become a party to the Loan Agreement and all of the other Loan Documents to which the Borrowers are parties, there would be no breach by any of the New Subsidiaries of any of its representations and warranties contained therein which would have a Material Adverse Effect, and there would be no events, circumstances or conditions (financial or otherwise) relating to any of the New Subsidiaries which would materially and adversely impair the ability of each of the New Subsidiaries to perform or observe all of its obligations thereunder in accordance with the terms thereof.

         4. Compliance with Subsection 4.2. Each of the Borrowers represents and warrants that, except as otherwise described in Section 3 above, all of the conditions contained in subsection 4.2 of the Loan Agreement would be satisfied as of the date hereof, if an Extension of Credit were being made on the date hereof.

         5. Ratification of Loan Documents. Subject to the amendments expressly set forth in this Second Amendment, each of the Borrowers hereby ratifies and reaffirms all of the terms and provisions of the Loan Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect. Without limiting the generality of the foregoing, each of the Borrowers hereby acknowledges and agrees that each of the Notes has, at all times, been and continues to remain in full force and effect, notwithstanding that a portion of the Net Proceeds from the Subordinated Convertible Notes will be used by Fine Host to pay the outstanding Liabilities, as provided herein.

         6. Conditions Precedent. The effectiveness of this Second Amendment is subject to the satisfaction on the date hereof of each of the following conditions precedent, all of which shall be in form, scope and substance satisfactory to the Administrative Agent and its counsel:

                  (a) Second Amendment. The Administrative Agent shall have received this Second Amendment, as executed by a duly authorized officer or agent of each Borrower and the Required Banks;

                  (b) Authorization. All corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this Second Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent;

                  (c) Offering Memorandum. The Administrative Agent shall have received a true, correct and complete copy of the Offering Memorandum of Fine Host for the issuance of the Subordinated Convertible Notes; and

                  (d) Opinion Letters. The Administrative Agent shall have received opinion letters from Willkie Farr & Gallagher, special counsel for the Borrowers, and Ellen Keats, General Counsel for the Borrowers.

         7.       Miscellaneous.

                  7.1 No Other Amendments; No Waiver. Except for the amendments expressly set forth in this Second Amendment, nothing contained herein shall be construed to modify, amend or otherwise alter any of the terms or provisions of any of the Loan Documents; nothing contained herein shall constitute a waiver of or bar to any rights or remedies available to any of the Agents or the Banks, or a waiver of any Event of Default on any occasion, other than as expressly set forth herein; and nothing contained herein shall constitute an agreement by any of the Agents or the Banks or obligate any of the Agents or the Banks to take or refrain from taking any action.

                  7.2 Execution; Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Second Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Borrowers and the Required Banks.

                  7.3 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

                  7.4 Joint and Several Liability. All of the obligations and liabilities of the Borrowers under this Second Amendment and under all of the other Loan Documents are joint and several.

                  7.5 Governing Law. This Second Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

                  7.6 Offering Completion Date. The date on which Fine Host has completed the initial issuance of the Subordinated Convertible Notes is herein referred to as the "Offering Completion Date". Notwithstanding any of the other provisions contained in this Second Amendment to the contrary, this Second Amendment shall automatically terminate and be null and void, and shall have no further force or effect, if the Offering Completion Date does not occur on or prior to November 30, 1997.


         IN WITNESS WHEREOF, this Second Amendment has been duly executed as an instrument under seal by the duly authorized representative of each party hereto, as of the day and year first above written.

BANKBOSTON, N.A. AS                                  USTRUST AS
ADMINISTRATIVE AGENT                        DOCUMENTATION AGENT


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


BANKBOSTON, N.A. AS LENDER                  USTRUST AS LENDER


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


STATE STREET BANK AND TRUST                 THE SUMITOMO BANK, LIMITED
COMPANY


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

                                            By:______________________________
                                            Title:_____________________________


MELLON BANK, N.A.                           THE BANK OF NEW YORK


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


KEYBANK, N.A.                               FIRST UNION BANK OF CONNECTICUT


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


BANK OF SCOTLAND                            THE BANK OF NOVA SCOTIA


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


GLEACHER NATWEST                            BANK LEUMI TRUST COMPANY
                                            OF NEW YORK


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST CORPORATION                       FINE HOST SERVICES CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST OF VERMONT, INC.                  FANFARE, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


GLOBAL FANFARE, INC.                        FINE HOST INTERNATIONAL
CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


CREATIVE FOOD MANAGEMENT                    NORTHWEST FOOD SERVICE, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


TARRANT COUNTY                              SUN WEST SERVICES, INC.
CONCESSIONS, L.L.C.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


REPUBLIC MANAGEMENT CORP.                   VERSATILE HOLDING CORPORATION
OF MASSACHUSETTS


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERV-RITE CORPORATION                       IDEAL MANAGEMENT SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERVICE DYNAMICS CORP.                      PCS HOLDING CORP. (f/k/a HCS
                                            Management Corp.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


PCS MANAGEMENT CORP.                        HEARTSTRINGS GIFT SHOPS, INC.
(f/k/a N.C. PCSM, Inc.)                    (f/k/a Hospital Coffee Shoppes, Inc.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


THE ENVIRONMENTAL GROUP,                    CREATIVE DATA SYSTEMS, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

                                                         10

FINE HOST/R&N/A CUP ABOVE JOINT
VENTURE, a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________


FINE HOST/S. BROOKS &
ASSOCIATES JOINT VENTURE, a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________


WISCONSIN CENTER JOINT VENTURE,
a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________


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